EXHIBIT 21.1

                         SUBSIDIARIES OF THE REGISTRANT

                                                       NAMES UNDER WHICH THE
                                    STATE OF       SUBSIDIARY CONDUCTS BUSINESS
     NAME OF SUBSIDIARY           INCORPORATION        (AS OF MARCH 24, 2003)

American Home Mortgage Corp.          New York    AHM Mortgage
                                                  American Brokers Conduit
                                                  American Home Mortgage
                                                  American Home Mortgage Corp.
                                                       of New York
                                                  American Home Mortgage Corp.
                                                       of NY
                                                  American Home Solutions
                                                  CNI
                                                  Coastline Mortgage, Inc.
                                                  ComNet Mortgage Services
                                                  ComNet Mortgage Services, a
                                                       division of American Home
                                                       Mortgage
                                                  First Home Mortgage
                                                  First Home Mortgage Corp.
                                                  First Home Mortgage Corp.
                                                       Illinois
                                                  First Home Mortgage Corp.
                                                       (Illinois)
                                                  First Home Mortgage of Georgia
                                                  First Home Mortgage of
                                                       Pennsylvania
                                                  Frost Mortgage Banking Group
                                                  Marina Mortgage
                                                  MortgageOps.com
                                                  MortgageSelect
                                                  MortgageSelect, Inc.
                                                  MortgageSelect.com, Inc.
                                                  New York American Home
                                                       Mortgage Corp.
                                                  Western United Mortgage of
                                                       Colorado

Columbia National, Incorporated       Delaware    Columbia National,
                                                       Incorporated
                                                  CNI National Mortgage
                                                       Corporation
                                                  CNI National Mortgage Company
                                                  Columbia National of South
                                                       Carolina, Inc.
                                                  Columbia National Mortgage